Exhibit 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

This FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Fifth Amendment”), dated as of June 1, 2017, by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”), BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”) and as collateral agent (in such capacity, the “Collateral Agent”) and the Term B-2 Dollar Lender (as defined below). Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this Fifth Amendment).

W I T N E S S E T H:

WHEREAS, the Borrowers, U.S. Holdings, Holdings, the Lenders from time to time party thereto (the “Lenders”), the Administrative Agent and the Collateral Agent are parties to a Credit Agreement, dated as of February 1, 2013, as amended by that certain Amendment No. 1 to the Credit Agreement, dated as of May 24, 2013, that certain Second Amendment to Credit Agreement, dated as of February 3, 2014, that certain Third Amendment to Credit Agreement, dated as of August 1, 2016, and that certain Fourth Amendment to Credit Agreement, dated as of December 15, 2016 (the “Credit Agreement”);

WHEREAS, (i) pursuant to Section 2.14 of the Credit Agreement, the Borrowers may obtain New Term Loans by, among other things, entering into an amendment in accordance with the terms and conditions of the Credit Agreement, and (ii) pursuant to Section 10.01 of the Credit Agreement, if the Administrative Agent and the Borrowers shall have jointly identified an obvious error of a technical nature in any provision of the Loan Documents, then the Administrative Agent and the Borrowers shall be permitted to amend such provision;

WHEREAS, (A) on the Fifth Amendment Effective Date (as defined below), the Borrowers shall borrow, on a joint and several basis, New Term Loans denominated in Dollars in the aggregate principal amount of $450,000,000 from parties to this Fifth Amendment designated as a “Term B-2 Dollar Lender” on such party’s signature page hereto (the “Term B-2 Dollar Lender”) incurred as a new tranche of term loans (the “Fifth Amendment Effective Date Term B-2 Dollar Loans”) under and in accordance with Section 2.14 of the Credit Agreement, and the Term B-2 Dollar Lender agrees to fund an amount equal to its “Fifth Amendment Effective Date Term B-2 Dollar Commitment” set forth on its signature page hereto and (B) on the Delayed Draw Funding Date (as defined below), the Borrowers shall borrow, on a joint and several basis, Term B-2 Dollar Loans in the aggregate principal amount of $1,550,000,000 (the “Delayed Draw Term B-2 Dollar Loans” and together with the Fifth Amendment Effective Date Term B-2 Dollar Loans, the “Term B-2 Dollar Loans”) from the Term B-2 Dollar Lender, and the Term B-2 Dollar Lender agrees to fund an amount equal to its “Delayed Draw Term B-2 Dollar Commitment” set forth on its signature page hereto; and

WHEREAS, Deutsche Bank Securities Inc. is acting as the sole lead arranger (the “Fifth Amendment Lead Arranger”) for this Fifth Amendment;

WHEREAS, pursuant to that certain asset purchase agreement, dated April 11, 2017 (together with all exhibits and schedules thereto, collectively, the “2017 Purchase Agreement”), entered into among Axalta Coating Systems Ltd., a Bermuda exempted company and indirect parent of the Borrowers (“Axalta Coating Systems”), The Valspar Corporation, a Delaware corporation (“Valspar”), and with respect to certain sections enumerated therein, The Sherwin-Williams Company, an Ohio corporation (together with Valspar, as applicable, the “2017 Seller”), Axalta Coating Systems, or certain of its Subsidiary Guarantors, will acquire (the “2017 Acquisition”) the assets, subject to certain liabilities, constituting the Industrial Wood Products business, as set forth in the 2017 Purchase Agreement (collectively, the “2017 Target”).

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1 Funding. Pursuant to and in accordance with Section 2.14 of the Credit Agreement, (A) subject to the satisfaction (or waiver by the Term B-2 Dollar Lender in its reasonable discretion) of the conditions set forth in Section 3 hereof, on the Fifth Amendment Effective Date, the Term B-2 Dollar Lender agrees to make Fifth Amendment Effective Date Term B-2 Dollar Loans to the Borrowers in Dollars in an amount equal to its “Fifth Amendment Effective Date Term B-2 Dollar Commitment” set forth on its signature page hereto, the proceeds of which will be used by the Borrowers to (i) pay the purchase price in connection with the 2017 Acquisition, (ii) pay the fees, costs and expenses incurred in connection with the 2017 Acquisition and (iii) fund working capital and general corporate purposes and (B) subject to the satisfaction (or waiver by the Term B-2 Dollar Lender in its reasonable discretion) of the Delayed Draw Conditions, on the Delayed Draw Funding Date, the Term B-2 Dollar Lender agrees to make Delayed Draw Term B-2 Dollar Loans to the Borrowers in Dollars in an amount equal to its “Delayed Draw Term B-2 Dollar Commitment” set forth on its signature page hereto, the proceeds of which will be used by the Borrowers to repay in full the outstanding Term B-1 Dollar Loans. If the Delayed Draw Term B-2 Dollar Commitments become effective, the Delayed Draw Term B-2 Dollar Commitments shall terminate on the earlier of (x) the Delayed Draw Funding Date following the funding of the Term B-2 Dollar Loans on such date and (y) the Delayed Draw Termination Date. Except as set forth in this Fifth Amendment, the Term B-2 Dollar Loans shall have identical terms as the Term B-1 Dollar Loans and shall otherwise be subject to the provisions of the Credit Agreement. For the avoidance of doubt, the Term B-2 Dollar Loans funded on the Fifth Amendment Effective Date and, if funded, the Term B-2 Dollar Loans funded on the Delayed Draw Funding Date shall constitute a single “Tranche” and a “Facility” and those certain defined terms relating to the Term-B-2 Dollar Facility (including, without limitation, “Term B-2 Dollar Facility”, “Term B-2 Dollar Lender”, “Term B-2 Dollar Loans”, etc.) shall be deemed in each case to include both the Term B-2 Dollar Loans relating to the Fifth Amendment Effective Date and the Term B-2 Dollar Loans relating to the Delayed Draw Funding Date, as applicable.

SECTION 2 Amendments to Credit Agreement. Subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof, the Credit Agreement is hereby amended as follows:

(i) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2017 Acquisition” has the meaning specified in the Fifth Amendment.

“2017 Purchase Agreement” has the meaning specified in the Fifth Amendment.

“2017 Seller” has the meaning specified in the Fifth Amendment.

“2017 Specified Purchase Agreement Representations” means the representations made by the 2017 Seller with respect to the 2017 Target in the 2017 Purchase Agreement as are material to the interests of the Term B-2 Dollar Lender, but only to the extent that the Borrowers or any of their Affiliates have the right to terminate the obligations of the Borrowers or their Affiliates under the 2017 Purchase Agreement as a result of a breach of one or more of such representations in the 2017 Purchase Agreement.

“2017 Specified Representations” means the representations and warranties made solely by the Borrowers and Holdings in Sections 5.01(a) and (b), 5.02(a) (with references in such section to “Loan Document” replaced with “the Fifth Amendment” for purposes of this definition), 5.04 (with references in such section to “Loan Document” replaced with “the Fifth Amendment” for purposes of this definition), 5.13, 5.17 (with references to the “Transaction” in such section replaced with the “2017 Transaction” for purposes of this definition), 5.18 (subject to Section 3(xvi) of the Fifth Amendment), 5.19 and 5.20 (in each case, after giving effect to the 2017 Transaction).

“2017 Target” has the meaning specified in the Fifth Amendment.

“2017 Target Material Adverse Effect” shall mean, with respect to the 2017 Target, any change, fact, effect, event, occurrence or development that has or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, operations or financial condition of the Purchased Assets (as defined in the 2017 Purchase Agreement) or the 2017 Target or the ability of 2017 Seller and its subsidiaries to consummate the transactions contemplated by the 2017 Purchase Agreement, excluding, however, the impact of (a) any changes or developments in domestic or any foreign market or domestic, foreign or global economic conditions generally, including (i) any changes or developments in or affecting the domestic or any foreign securities, equity, credit or financial markets or (ii) any changes or developments in or affecting domestic or any foreign interest or exchange rates, (b) changes in GAAP or any official interpretation or enforcement thereof, (c) changes in law or any changes or developments in the official interpretation or enforcement thereof by governmental entities, (d) changes in domestic, foreign or global political conditions (including the outbreak or escalation of war, military actions, or acts of terrorism), including any worsening of such conditions threatened or existing on the date of the Purchase Agreement, (e) changes or developments in the business or regulatory conditions affecting the industries in which the 2017 Seller or its subsidiaries operate the 2017 Target, (f) weather conditions or other acts of God (including storms, earthquakes, tornados, floods or other natural disasters), (g) the failure to meet any projections, guidance, budgets, forecasts or estimates, but not, in any case, including the underlying causes thereof, and (h) any action taken or omitted to be taken by 2017 Seller or any of its subsidiaries at the written request of Axalta Coating Systems; except, with respect to clauses (a), (b), (c), (d), (e) and (f), to the extent that such impact is (or would reasonably be expected to be) disproportionately adverse to 2017 Seller and its subsidiaries, taken as a whole, relative to others in the industry or industries in which 2017 Seller and its subsidiaries operate the 2017 Target.

“2017 Transaction” shall mean (a) the consummation of the 2017 Acquisition and (b) the borrowing of the Term B-2 Dollar Loans to (i) pay the purchase price in connection with the 2017 Acquisition, (ii) pay the fees, costs and expenses incurred in connection with the 2017 Acquisition and (iii) fund working capital and general corporate purposes.

“Delayed Draw Conditions” means the satisfaction of the conditions set forth in Section 4.03(a), (b), (c) and (d).

“Delayed Draw Funding Date” means any date on or after June 16, 2017, on which each of the conditions in Section 4.03 are satisfied and the Delayed Draw Term B-2 Dollar Loans are funded.

“Delayed Draw Termination Date” means June 20, 2017.

“Delayed Draw Term B-2 Dollar Commitment” has the meaning specified in the Fifth Amendment.

“Delayed Draw Term B-2 Dollar Loans” has the meaning specified in the Fifth Amendment.

“Fifth Amendment” shall mean the Fifth Amendment to this Agreement, dated as of the Fifth Amendment Effective Date, by and among the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and the Term B-2 Dollar Lender.

“Fifth Amendment Effective Date” means June 1, 2017.

“Fifth Amendment Effective Date Term B-2 Dollar Commitment” has the meaning specified in the Fifth Amendment.

“Fifth Amendment Effective Date Term B-2 Dollar Loans” has the meaning specified in the Fifth Amendment.

“Fifth Amendment Lead Arranger” means Deutsche Bank Securities Inc., in its capacity as Fifth Amendment Lead Arranger.

“Term B-2 Dollar Commitment” means as to each Term B-2 Dollar Lender, such Term B-2 Dollar Lender’s Delayed Draw Term B-2 Dollar Commitment and/or Fifth Amendment Effective Date Term B-2 Dollar Commitment.

“Term B-2 Dollar Facility” means the facility in respect of the Term B-2 Dollar Tranche.

“Term B-2 Dollar Lender” has the meaning specified in the Fifth Amendment.

“Term B-2 Dollar Loans” has the meaning specified in the Fifth Amendment.

“Term B-2 Dollar Loan Maturity Date” means the earliest of (i) June 1, 2024, and (ii) the date that the Term B-2 Dollar Loans are declared due and payable pursuant to Section 8.02.

“Term B-2 Dollar Tranche” means the Term B-2 Dollar Facility and any Specified Refinancing Debt thereof.

(ii) The definition of “Adjusted Eurocurrency Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (a) thereof as follows:

“(a) with respect to any Eurocurrency Rate Borrowing denominated in Dollars, the greater of (i) the Eurocurrency Rate based on clause (a) of the definition of “Eurocurrency Rate” with respect to Dollars for such Interest Period, multiplied by the Statutory Reserve Rate, (ii) solely with respect to Term B-1 Dollar Loans, 0.75% per annum, (iii) solely with respect to Term B-2 Dollar Loans, 0.00% per annum, and (iv) solely with respect to Revolving Credit Loans, 0.00% per annum,”.

(iii) Clause (a) of the definition of “Applicable Rate” appearing in Section 1.01 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(a) (i) with respect to the Term B-1 Dollar Loans, 2.50% per annum for Eurocurrency Rate Loans and 1.50% per annum for Base Rate Loans and (ii) with respect to the Term B-2 Dollar Loans, 2.00% per annum for Eurocurrency Rate Loans and 1.00% per annum for Base Rate Loans;”.

(iv) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Appropriate Lender” in its entirety as follows:

““Appropriate Lender” means, at any time, (a) with respect to any of the Euro Term Facility, the Term B Facility, the Term B-1 Dollar Facility, the Term B-2 Dollar Facility, the Term B-1 Euro Facility, or the Revolving Credit Facility, a Lender that has a Commitment with respect to such Facility or holds a Euro Term Loan, a Term B Loan, a Term B-1 Dollar Loan, a Term B-2 Dollar Loan, a Term B-1 Euro Loan, or a Revolving Credit Loan, respectively, at such time, (b) with respect to the Letter of Credit Sublimit, (i) each L/C Issuer and (ii) if any Letters of Credit have been issued pursuant to Section 2.03(a), the Revolving Credit Lenders, (c) with respect to the Swing Line Facility, (i) the Swing Line Lender and (ii) if any Swing Line Loans are outstanding pursuant to Section 2.04(a), the Revolving Credit Lenders, (d) with respect to any New Term Facility, a Lender that holds a New Term Loan at such time, and (e) with respect to any Specified Refinancing Debt, a Lender that holds Specified Refinancing Term Loans or Specified Refinancing Revolving Loans.”

(v) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Base Rate” in its entirety as follows:

““Base Rate” means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate on such day plus 1/2 of 1%, (b) the Prime Lending Rate on such day, (c) the Adjusted Eurocurrency Rate for Loans denominated in Dollars published on such day (or if such day is not a Business Day the next previous Business Day) for an Interest Period of one month plus 1%, (d) solely with respect to Term B-1 Dollar Loans, 1.75% per annum and (e) solely with respect to Term B-2 Dollar Loans, 0.00% per annum.”.

(vi) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Maturity Date” in its entirety as follows:

““Maturity Date” means:

(a) with respect to the Revolving Credit Facility, the earlier of (i) the date that is five years from the Third Amendment Effective Date, (ii) the date of termination in whole of the Revolving Credit Commitments, the Letter of Credit Commitments and the Swing Line Loans pursuant to Section 2.06(a) or 8.02, and (iii) the date that is 91 days prior to the 2014 Specified Refinancing Term Loan Maturity Date (as such date may be extended under the terms of the Credit Agreement from time to time and including any similar term with respect to any refinancing thereof),

(b) with respect to the 2014 Specified Refinancing Term Loans, the 2014 Specified Refinancing Term Loan Maturity Date,

(c) with respect to the Term B-1 Loans, the Term B-1 Maturity Date, and

(d) with respect to the Term B-2 Dollar Loans, the Term B-2 Dollar Loan Maturity Date;

provided that the reference to Maturity Date with respect to (i) Term Loans and Revolving Credit Commitments that are the subject of a loan modification offer pursuant to Section 10.01 and (ii) Term Loans and Revolving Credit Commitments that are incurred pursuant to Sections 2.14 or 2.20 shall, in each case, be the final maturity date as specified in the loan modification documentation, incremental documentation, or specified refinancing documentation, as applicable thereto.”.

(vii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Repricing Event” in its entirety as follows:

““Repricing Event” means (a) with respect to the Term B-1 Loans, (i) any prepayment or repayment of the Term B-1 Loans, in whole or in part, with the proceeds of, or conversion of any portion of the Term B-1 Loans into, any new or replacement tranche of term loans (in the same currency as such Term B-1 Loans) bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to such portion of the Term B-1 Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (ii) any amendment to the Facility with respect to the Term B-1 Loans which reduces the “effective yield” applicable to the Term B-1 Loans, provided that a Repricing Event shall not include any event described above that is not consummated for the primary purpose of lowering the effective interest cost or weighted average yield applicable to the Term Facility, including, without limitation, in the context of a transaction involving a Change of Control or a Transformative Event and (b)

with respect to the Term B-2 Dollar Loans, (i) any prepayment or repayment of the Term B-2 Dollar Loans, in whole or in part, with the proceeds of, or conversion of any portion of the Term B-2 Dollar Loans into, any new or replacement tranche of term loans bearing interest with an “effective yield” (taking into account, for example, upfront fees, interest rate spreads, interest rate benchmark floors and original issue discount, but excluding the effect of any arrangement, structuring, syndication or other fees payable in connection therewith that are not shared with all lenders or holders of such new or replacement loans) less than the “effective yield” applicable to such portion of the Term B-2 Dollar Loans (as such comparative yields are determined in the reasonable judgment of the Administrative Agent consistent with generally accepted financial practices) and (ii) any amendment to the Facility with respect to the Term B-2 Dollar Loans which reduces the “effective yield” applicable to the Term B-2 Dollar Loans, provided that a Repricing Event shall not include any event described above that is not consummated for the primary purpose of lowering the effective interest cost or weighted average yield applicable to the Term Facility, including, without limitation, in the context of a transaction involving a Change of Control or a Transformative Event.”.

(viii) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Commitment” in its entirety as follows:

““Term Commitment” means, as to each Term Lender, (i) the Initial Term Commitments, (ii) the Term B-1 Euro Commitment, (iii) the Term B-1 Dollar Commitment, (iv) the Term B-2 Dollar Commitment, (v) a Term Commitment Increase, (vi) a New Term Commitment or (vii) a Specified Refinancing Term Commitment. The amount of each Lender’s Initial Term Commitment is as set forth in the definition thereof and the amount of each Lender’s other Term Commitments shall be as set forth in the Assignment and Assumption, or in the amendment or agreement (including any consent agreement) relating to the respective Term Commitment which such Lender shall have assumed or made its Term Commitment, as the case may be, as such amounts may be adjusted from time to time in accordance with this Agreement.”.

(ix) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Facility” in its entirety as follows:

““Term Facility” means (a) the Term B Facility, (b) the Euro Term Facility, (c) Term B-1 Dollar Facility, (d) the Term B-1 Euro Facility, (e) the Term B-2 Dollar Facility and (f) any other facility in respect of any Term Loan Tranche, as the context may require.”.

(x) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Lender” in its entirety as follows:

““Term Lender” means (a) at any time on or prior to the Fifth Amendment Effective Date, any Lender that holds Term B-1 Loans and/or has a Term B-2 Dollar Commitment at such time and (b) at any time after the Fifth Amendment Effective Date, any Lender that holds Term B-1 Loans and/or Term B-2 Dollar Loans at such time and/or has a Term B-2 Dollar Commitment at such time.”.

(xi) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the definition of “Term Loan Tranche” in its entirety as follows:

““Term Loan Tranche” means the respective facility and commitments utilized in making Term Loans hereunder, including (i) the Term B Facility, (ii) the Euro Term Facility, (iii) the Term B-1 Dollar Facility, (iv) the Term B-1 Euro Facility, (v) the Term B-2 Dollar Facility and (vi) Additional Tranches that may be added after the Closing Date, i.e., New Term Loans, Specified Refinancing Term Loans, New Term Commitments and Specified Refinancing Term Commitments.”.

(xii) Section 2.01 of the Credit Agreement is hereby amended by inserting the following clause (j) at the end of said Section:

“(j) The Term B-2 Dollar Lender agrees to make (i) on the Fifth Amendment Effective Date, to the Borrowers a Term B-2 Dollar Loan in a principal amount equal to such Term B-2 Dollar Lender’s Fifth Amendment Effective Date Term B-2 Dollar Commitment in accordance with the terms and conditions of the Fifth Amendment and (ii) in the event the Delayed Draw Conditions are satisfied, on the Delayed Draw Funding Date, to the Borrowers a Term B-2 Dollar Loan in a principal amount equal to such Term B-2 Dollar Lender’s Delayed Draw Term B-2 Dollar Commitment in accordance with the terms and conditions of the Fifth Amendment. Amounts borrowed under this Section 2.01(j) and subsequently repaid or prepaid may not be reborrowed. Term B-2 Dollar Loans may be Base Rate Loans or Eurocurrency Rate Loans as further provided herein.”.

(xiii) Section 2.05(a)(iv) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iv) (A) If any applicable Borrower, in connection with, or resulting in, any Repricing Event (1) makes a voluntary prepayment of Term B-1 Loans pursuant to Section 2.05(a), (2) makes a repayment of any Term B-1 Loans pursuant to Section 2.05(b)(iii) or (3) effects any amendment with respect to the Term B-1 Loans, in each case, on or prior to the six month anniversary of the Fourth Amendment Effective Date, the applicable Borrower(s) shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders (x) with respect to clauses (1) and (2), a prepayment premium in an amount equal to 1.00% of the principal amount of Term B-1 Loans prepaid or repaid and (y) with respect to clause (3), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Term B-1 Loans held by the Term Lenders consenting to such amendment; and (B) If any applicable Borrower, in connection with, or resulting in, any Repricing Event (1) makes a voluntary prepayment of Term B-2 Dollar Loans pursuant to Section 2.05(a), (2) makes a repayment of any Term B-2 Dollar Loans pursuant to Section 2.05(b)(iii) or (3) effects any amendment with respect to the Term B-2 Dollar Loans, in each case, on or prior to the six month anniversary of the Fifth Amendment Effective Date, the applicable Borrower(s) shall pay to the Administrative Agent, for the ratable account of the applicable Term Lenders (x) with respect to clauses (1) and (2), a prepayment premium in an amount equal to 1.00% of the principal amount of Term B-2 Dollar Loans prepaid or repaid and (y) with respect to clause (3), a prepayment premium in an amount equal to 1.00% of the principal amount of the affected Term B-2 Dollar Loans held by the Term Lenders consenting to such amendment.”.

(xiv) Section 2.05(c) of the Credit Agreement is hereby amended by adding “or Term B-2 Dollar Loans” after “Term B-1 Loans”.

(xv) Section 2.07 of the Credit Agreement is hereby amended by inserting the following clause (e) at the end of said Section:

“(e) Term B-2 Dollar Loans. The Borrowers shall repay to the Administrative Agent for the ratable account of any Term B-2 Dollar Lender holding Term B-2 Dollar Loans the aggregate principal amount of all Term B-2 Dollar Loans outstanding in consecutive quarterly installments as follows (which installments shall, to the extent applicable, be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Sections 2.05 and 2.06, or be increased as a result of any increase in the amount of Term B-2 Dollar Loans pursuant to Section 2.14 (such increased amortization payments to be calculated in the same manner (and on the same basis) as the schedule set forth below for the Term B-2 Dollar Loans made as of the Fifth Amendment Effective Date or the Delayed Draw Funding Date, as applicable)):

Date	Amount
Each March 31, June 30, September 30 and December 31 ending prior to the Maturity Date, starting with September 30, 2017 an amount equal to 0.25% of the aggregate principal amount of the Term B-2 Dollar Loans as of the Fifth Amendment Effective Date;

or

to the extent that the Delayed Draw Fund Date occurs, an amount equal to 0.25% of the aggregate principal amount of the Term B-2 Dollar Loans as of the Delayed Draw Funding Date. For the avoidance of doubt, such Term B-2 Dollar Loans shall include all of such Term B-2 Dollar Loans funded on the Fifth Amendment Effective Date.

Term B-2 Dollar Loan Maturity Date	all unpaid aggregate principal amounts of any outstanding Term B-2 Dollar Loans.

provided, however, that the final principal repayment installment of the Term B-2 Dollar Loans shall be repaid on the Term B-2 Dollar Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Term B-2 Dollar Loans outstanding on such date.

(xvi) Section 2.14(f)(iii) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(iii) the all-in yield (whether in the form of interest rate margins, original issue discount, upfront fees, or Eurocurrency Rate or Base Rate floors (but not arrangement or underwriting fees paid to arrangers for their own account) and equating original issue discount and upfront fees to interest rate for purposes of this calculation, assuming a four-year life to maturity) applicable to such pari passu New Term Facility of like currency shall be determined by the Borrowers and the Lenders providing such New Term Facility and shall not be more than 50 basis points higher than the corresponding all-in yield (giving effect to interest rate margins, original issue discount, upfront fees and Eurocurrency Rate and Base Rate floors, in the case of original issue discount and upfront fees calculated as provided in the preceding parenthetical) for any corresponding Term Loan Tranche, incurred on the Fourth Amendment Effective Date, the Fifth Amendment Effective Date or the Delayed Draw Funding Date, unless the all-in yield with respect to each applicable Term Loan Tranche is increased to the amount necessary so that the difference between the all-in yield with respect to such New Term Facility and the corresponding all-in yield on such applicable Term Loan Tranche is equal to 50 basis points.”

(xvii) The Credit Agreement is hereby amended by adding the following Section 4.03:

“SECTION 4.03 Conditions to Delayed Draw Term B-2 Dollar Loans. The obligation of each Lender to honor any Request for Credit Extension relating to Delayed Draw Term B-2 Dollar Loans is subject to the satisfaction of the following conditions precedent on or prior to the Delayed Draw Termination Date:

(a) The representations and warranties of the Borrowers and each other Loan Party contained in Article V or any other Loan Document shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the date of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date, and except that for purposes of this Section 4.03, the representations and warranties contained in Sections 5.05(a) and 5.05(b) shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.01(a) and (b), respectively, prior to such date.

(b) No Default or Event of Default shall exist, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.

(c) The Administrative Agent shall have received a Request for Credit Extension in accordance with the requirements hereof.

(d) the Borrowers shall have paid to the Fifth Amendment Lead Arranger and the Term B-2 Dollar Lender all fees and any other compensation payable to the Fifth Amendment Lead Arranger and the Term B-2 Dollar Lender to the extent then due.

(xviii) Section 5.07 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Use of Proceeds. The Borrowers (a) will only use the proceeds of the Initial Term Loans to finance a portion of the Transaction (including paying any fees, commissions and expenses associated therewith); (b) will only use the proceeds of the Revolving Credit Loans incurred on the Closing Date to finance any upfront fees or original issue discount required to be funded on the Closing Date with respect to the Facilities; (c) will use the proceeds of all other Borrowings (except as set forth below in clauses (d), (e) and (f)) to finance the working capital needs of the Borrowers and the Restricted Subsidiaries and for general corporate purposes of the Borrowers and the Restricted Subsidiaries (including Permitted Acquisitions and other Investments permitted hereunder); (d) will use the proceeds of the 2014 Specified Refinancing Term Loans incurred on the Second Amendment Effective Date to repay and/or replace all Initial Term B Loans and Initial Euro Term Loans, as applicable, outstanding prior to the Second Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto, (e) will use the proceeds of the Term B-1 Loans incurred on the Fourth Amendment Effective Date to repay and/or replace all 2014 Specified Refinancing Term Loans outstanding prior to the Fourth Amendment Effective Date and pay any accrued interest, fees, expenses and prepayment premiums related thereto, (f) will use the proceeds of the Term B-2 Dollar Loans incurred on the Fifth Amendment Effective Date to (i) pay the purchase price in connection with the 2017 Acquisition, (ii) pay the fees, costs and expenses incurred in connection with the 2017 Acquisition and (iii) fund working capital and general corporate purposes and (g) will use the proceeds of the Term B-2 Dollar Loans incurred on the Delayed Draw Funding Date to repay all Term B-1 Dollar Loans outstanding prior to the Fourth Amendment Effective Date.”.

(xix) The lead-in to Section 3(iii) of the Fourth Amendment is hereby amended by amending and restating it in its entirety as follows:

“Section 2.05(b)(ii)(A) of the Credit Agreement is amended by amending and restating it in its entirety as follows:”

SECTION 3 Conditions of Effectiveness of this Fifth Amendment. This Fifth Amendment shall become effective on the date when the following conditions shall have been satisfied (or waived in the reasonable discretion of the Administrative Agent) (such date, the “Fifth Amendment Effective Date”):

(i) the Borrowers, U.S. Holdings, Holdings, the Administrative Agent, the Collateral Agent and the Term B-2 Dollar Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to Cahill Gordon & Reindel LLP, counsel to the Administrative Agent;

(ii) the Administrative Agent shall have received from the U.S. Borrower, acting in its capacity as Borrower Representative, a certificate executed by a Responsible Officer of the U.S. Borrower, acting in its capacity as Borrower Representative, certifying compliance with the requirements of the following clauses (xiii) and (xiv);

(iii) the Administrative Agent shall have received from the treasurer or manager of each of the Dutch Borrower and the U.S. Borrower (in each case on a consolidated basis) a solvency certificate (after giving effect to the 2017 Transaction) substantially in the form of the solvency certificate delivered on the Closing Date pursuant to Section 4.01(a)(vii) of the Credit Agreement;

(iv) the Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of each of the Borrowers and each other Loan Party;

(v) there shall have been delivered to the Administrative Agent (A) copies of resolutions of the board of directors of the Borrowers, U.S. Holdings and Holdings approving and authorizing the execution, delivery and performance of amendments to the Credit Agreement, certified as of the Fifth Amendment Effective Date by a Responsible Officer as being in full force and effect without modification or amendment and (B) good standing certificates, or the equivalent thereof, for the Borrowers, U.S. Holdings and Holdings from the jurisdiction in which they are organized;

(vi) the Administrative Agent shall have received opinions from (a) Latham & Watkins LLP, special legal counsel to the Borrowers and Holdings, and (b) the Munich office of Latham & Watkins LLP, special German counsel to certain Material Subsidiary Guarantors organized under the laws of Germany, addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto, in form and substance reasonably satisfactory to the Administrative Agent;

(vii) the Administrative Agent shall have received opinions from Clifford Chance LLP, Dutch counsel to the Administrative Agent, addressed to the Administrative Agent, the Collateral Agent and the Lenders party hereto, in form and substance reasonably satisfactory to the Administrative Agent;

(viii) the Administrative Agent shall have received the following documents in relation to the Dutch Borrower and Holdings:

(a) a copy of the articles of association (statuten) and deed of incorporation (oprichtingsakte) of each of the Dutch Borrower and Holdings, as well as an extract (uittreksel) from the Dutch Commercial Register (Handelsregister) of such company;

(b) a copy of a resolution of the board of managing directors of each of the Dutch Borrower and Holdings, approving the terms of, and the transactions contemplated by, the Loan Documents to which it is a party and resolving that it execute the Loan Documents to which it is a party; and

(c) a copy of the resolution of the shareholder(s) of each of the Dutch Borrower and Holdings;

(ix) the Term B-2 Dollar Lender shall have received at least three business days prior to the Fifth Amendment Effective Date all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least 10 days prior to the Fifth Amendment Effective Date by the Term B-2 Dollar Lender that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act;

(x) with respect to each improved Mortgaged Property, a “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination and, if the area in which any improvements located on any Mortgaged Property is designated a “special flood hazard area” by the Federal Emergency Management Agency (or any successor agency), evidence of flood insurance satisfying the requirements of Section 6.07(b) of the Credit Agreement;

(xi) between October 28, 2016 and the Fifth Amendment Effective Date, no 2017 Target Material Adverse Effect shall have occurred;

(xii) the 2017 Acquisition shall have been (or substantially simultaneously with the closing of the Fifth Amendment, shall be) consummated in accordance with the terms of the 2017 Purchase Agreement in all material respects;

(xiii) the 2017 Specified Purchase Agreement Representations and the 2017 Specified Representations shall be true and correct in all material respects;

(xiv) on the Fifth Amendment Effective Date, no Event of Default under Sections 8.01(a), (f) or (g) of the Credit Agreement would exist after giving effect to the incurrence of the Term B-2 Dollar Loans;

(xv) on the Fifth Amendment Effective Date, the Borrowers shall have paid to the Administrative Agent, the Fifth Amendment Lead Arranger and the Term B-2 Dollar Lender all costs, fees and expenses (including, without limitation, legal fees and expenses) to the extent invoiced at least five (5) Business Days prior to the Fifth Amendment Effective Date and any other compensation payable to the Administrative Agent, the Fifth Amendment Lead Arranger and the Term B-2 Dollar Lender or otherwise payable in respect of the 2017 Transactions to the extent then due;

(xvi) the Collateral Agent shall have received all documents and instruments required to create and perfect the Collateral Agent’s first priority security interest in the 2017 Target, including evidence that all other actions, recordings and filings of or with respect to the Security Agreement and the other Collateral Documents that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the liens created thereby shall have been taken, completed or otherwise provided for in a manner reasonably satisfactory to the Collateral Agent; provided, however, that to the extent any Lien on any Collateral of 2017 Target is not or cannot be provided and/or perfected on the Fifth Amendment Effective Date (other than assets with respect to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code), then the provision and/or perfection of a security interest in such Collateral shall not constitute a condition precedent to the availability of the Term B-2 Dollar Loan Facility on the Fifth Amendment Effective Date, but instead shall be required to be delivered after the Fifth Amendment Effective Date in accordance with the provisions of Sections 6.12 of the Credit Agreement and Section 7 hereof, within 90 days (or such longer period as the Collateral Agent may agree in its sole discretion) of the Fifth Amendment Effective Date; and

(xvii) prior to the making of the Term B-2 Dollar Loans on the Fifth Amendment Effective Date, the Administrative Agent shall have received a Committed Loan Notice meeting the requirements of Section 2.02(a) of the Credit Agreement.

SECTION 4 Costs and Expenses. Each of the Loan Parties hereby reconfirms its obligations pursuant to Section 10.04 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of Cahill Gordon & Reindel LLP) incurred in connection with the negotiation, preparation, execution and delivery of this Fifth Amendment and all other documents and instruments delivered in connection herewith.

SECTION 5 Remedies. This Fifth Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6 Representations and Warranties. To induce the Administrative Agent and the Lenders party hereto to enter into this Fifth Amendment, each of the Loan Parties party hereto represents and warrants to the Administrative Agent and the Lenders party hereto on and as of the Fifth Amendment Effective Date that, in each case:

(i) this Fifth Amendment has been duly authorized, executed and delivered by it and each of this Fifth Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent; and

(ii) no Default or Event of Default exists as of the Fifth Amendment Effective Date, both immediately before and after giving effect to this Fifth Amendment.

SECTION 7 Post-Effectiveness Undertakings. On or prior to the 90th day following the Fifth Amendment Effective Date (as such date may be extended by the Administrative Agent in its reasonable discretion), Holdings shall ensure that the Collateral Documents listed on Schedule I hereto are entered into and, in connection therewith, cause the delivery of such agreements and instruments that may be required by such Collateral Documents and such certifications and legal opinions as set forth therein.

SECTION 8 Reference to and Effect on the Credit Agreement and the Loan Documents.

(i) On and after the Fifth Amendment Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Fifth Amendment.

(ii) The Credit Agreement, as specifically amended by this Fifth Amendment, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. Each of the Collateral Documents and all other Loan Documents shall continue in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of the Obligations (including obligations in respect of Term B-2 Dollar Loans), and such other obligations and liabilities expressed or purported to be secured pursuant to such Collateral Documents, with all Liens continuing in full force and effect after giving effect to this Fifth Amendment.

(iii) The execution, delivery and effectiveness of this Fifth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. This Fifth Amendment shall not constitute a novation of the Credit Agreement or the other Loan Documents.

SECTION 9 Governing Law; Jurisdiction; Etc. THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b) and (c) AND SECTIONS 10.16 AND 10.17 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

SECTION 10 Counterparts. This Fifth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

SECTION 11 Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this Fifth Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

SECTION 12 U.S. Federal Tax Treatment.

(a) The Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) all of the Term B-2 Dollar Loans as one fungible tranche for U.S. federal income tax purposes.

(b) For purposes of FATCA, from and after the Fifth Amendment Effective Date, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Term B-2 Dollar Loans, and shall continue to treat the Revolving Credit Commitments, Revolving Credit Loans (including any outstanding Revolving Credit Loans), and Term B-1 Loans, as not qualifying as “grandfathered obligations” within the meaning of Treasury Regulations section 1.1471-2(b)(2)(i).

SECTION 13 Acknowledgment and Consent to Bail-In.

(i) Each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under this Fifth Amendment, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and

(b) the effects of any Bail-In Action on any such liability, including, if applicable:

(I) a reduction in full or in part or cancellation of any such liability;

(II) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Fifth Amendment; or

(III) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

(ii) For the purposes of this Section 13:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution;

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule;

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent;

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway;

“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution;

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time; and

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

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IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date first above written.

AXALTA COATING SYSTEMS DUTCH HOLDING A B.V., as Holdings

By:	/s/ Annemiek van Leuven
Name: Annemiek van Leuven
Title: Managing Director

By:	/s/ Marcel Apeldoorn
Name: Marcel Apeldoorn
Title: Managing Director

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:	/s/ Annemiek van Leuven
Name: Annemiek van Leuven
Title: Managing Director

By:	/s/ Marcel Apeldoorn
Name: Marcel Apeldoorn
Title: Managing Director

Signature Page to Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS U.S., INC., as U.S. Holdings

By:	/s/ Karyn Rodriguez
Name: Karyn Rodriguez
Title: Vice President and Treasurer

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:	/s/ Karyn Rodriguez
Name: Karyn Rodriguez
Title: Vice President and Treasurer

Signature Page to Fifth Amendment to Axalta Credit Agreement

BARCLAYS BANK PLC, as Administrative Agent and Collateral Agent

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

Signature Page to Fifth Amendment to Axalta Credit Agreement

DEUTSCHE BANK AG NEW YORK BRANCH, as Term B-2 Dollar Lender

By:	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By:	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

Fifth Amendment Effective Date Term B-2 Dollar Commitment: $450,000,000

Delayed Draw Term B-2 Dollar Commitment: $1,550,000,000

Schedule I

Post-Effective Undertakings

England and Wales:

1.	An English law supplemental debenture between Axalta Coating Systems UK Holding Limited, Axalta Coating Systems UK Limited, Axalta Powder Coating Systems UK Limited and Axalta Coating Systems U.K. (2) Limited as chargors and the Collateral Agent (the “Supplemental Debenture”).

2.	An English law supplemental security over shares agreement between Axalta Coating Systems Belgium BVBA and Axalta Coating Systems Luxembourg Holding S.à r.l. as chargors and the Collateral Agent (the “Supplemental Security over Shares Agreement”).

3.	Legal opinion of Latham & Watkins (London) LLP, legal advisers to the Loan Parties as to English law in relation to capacity, authority and due execution by Axalta Coating Systems UK Holding Limited, Axalta Coating Systems UK Limited, Axalta Powder Coating Systems UK Limited and Axalta Coating Systems U.K. (2) Limited of the Supplemental Debenture.

4.	Legal opinion of Clifford Chance LLP, legal advisers to the Collateral Agent as to English law in relation to the enforceability of the Supplemental Debenture and the Supplemental Security over Shares Agreement.

5.	Legal opinion of Arendt & Medernach, legal advisers to the Loan Parties as to Luxembourg law in relation to capacity, authority and due execution by Axalta Coating Systems Luxembourg Holding S.à r.l. of the Supplemental Security over Shares Agreement.

6.	Legal opinion of Strelia, legal advisers to the Loan Parties as to Belgian law in relation to capacity, authority and due execution by Axalta Coating Systems Belgium BVBA of the Supplemental Security over Shares Agreement.

Germany:

1.	Junior ranking share pledge agreements relating to the shares in (i) Axalta Coating Systems Verwaltungs GmbH; (ii) Spies Hecker GmbH and Standox GmbH; and (iii) Axalta Coating Systems Germany Beteiligungs GmbH, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

2.	Junior ranking partnership interest pledge agreements relating to the partnership interests in (i) Axalta Coating Systems Deutschland Holding GmbH & Co. KG; (ii) Axalta Coating Systems Logistik Germany GmbH & Co. KG; and (iii) Axalta Coating Systems Germany GmbH & Co. KG, in each case, in form and substance reasonably satisfactory to the Collateral Agent;

3.	Junior ranking account pledge agreement to be entered into by Axalta Coating Systems Verwaltungs GmbH, Axalta Coating Systems Deutschland Holding GmbH & Co. KG, Spies Hecker GmbH, Standox GmbH, Axalta Coating Systems Logistik Germany GmbH & Co. KG, Axalta Coating Systems Germany Beteiligungs GmbH and Axalta Coating Systems Germany GmbH & Co. KG, in form and substance reasonably satisfactory to the Collateral Agent.; and

4.	Confirmation and amendment agreement relating to the global assignment agreements, security transfer agreements, and special purpose agreements, in each case, in form and substance reasonably satisfactory to the Collateral Agent.

Luxembourg:

1.	Luxembourg law governed confirmation agreement with respect to certain Luxembourg Law Collateral Documents.

2.	Legal opinion of Arendt & Medernach, legal advisers to the Loan Parties as to Luxembourg law in relation to capacity, authority and due execution by the Loan Parties incorporated under Luxembourg law.

3.	Legal opinion of Clifford Chance Luxembourg, legal advisers to the Collateral Agent as to Luxembourg law.

Netherlands:

1.	Corporate resolutions as required by the Agent in connection with the 5th Amendment Agreement and the below security documents, being a resolution by the managing board and shareholder of:

1.	Axalta Coating Systems Dutch Holding B B.V.
2.	Axalta Coating Systems Asia Holding B.V.
3.	Axalta Coating Systems EMEA Holding B.V.
4.	Axalta Coating Systems LA Holding II B.V.
5.	Axalta Coating Systems Dutch Holding 1 B.V.
6.	Axalta Coating Systems Dutch Holding 2 B.V.
7.	Axalta Coating Systems Dutch Holding A B.V.
8.	Axalta Coating Systems Benelux B.V.; and
9.	Metalak B.V. ;

2.	Certificates in respect of the entities referred to under (1);

3.	a third ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding B B.V. (formerly known as Flash Dutch 2 B.V.) with Axalta Coating Systems Dutch Holding A B.V. (formerly known as Flash Dutch 1 B.V.) as pledgor and Barclays Bank PLC as pledgee;

4.	a fourth ranking deed of pledge of shares in the capital of Axalta Coating Systems EMEA Holding B.V. (formerly known as Axalta Coating Systems EMEA Holding B.V. and previously merged with Teodur B.V. and Dutch Coatings Co. 1 B.V. with each of Teodur B.V. and Dutch Coatings Co. 1 B.V. as disappearing company) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

5.	a third ranking deed of pledge of shares in the capital of Axalta Coating Systems LA Holding II B.V. (formerly known as DuPont Performance Coatings LA Holding II B.V.) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

6.	a third ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding 1 B.V. (formerly known as Dutch Coatings Co. 2 B.V.) with Axalta Coating Systems Luxembourg Holding S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

7.	a third ranking deed of pledge of shares in the capital of Axalta Coating Systems Dutch Holding 2 B.V. (formerly known as Dutch Coatings 3 Co. B.V.) with Axalta Coating Systems Finance 2 S.à r.l. as pledgor and Barclays Bank PLC as pledgee;

8.	a third ranking deed of pledge of shares in the capital of Axalta Coating Systems Asia Holding B.V. (formerly known as DuPont Performance Coatings Asia Holding B.V.) with Axalta Coating Systems Finance 2 S.à r.l.as pledgor and Barclays Bank PLC as pledge;

9.	a third ranking deed of pledge of shares in the capital of Axalta Coating Systems Benelux B.V. with Axalta Coating Systems EMEA Holding B.V. as pledgor and Barclays Bank PLC as pledgee;

10.	a third ranking deed of pledge of shares in the capital of Metalak B.V. with Axalta Coating Systems Benelux B.V. as pledgor and Barclays Bank PLC as pledgee;

11.	a third ranking omnibus deed of pledge between each of Axalta Coating Systems Dutch Holding A B.V. (formerly known as Flash Dutch 1 B.V.), Axalta Coating Systems Dutch Holding B B.V. (formerly known as Flash Dutch 2 B.V.), Axalta Coating Systems EMEA Holding B.V. (formerly known as Axalta Coating Systems EMEA Holding B.V., Axalta Coating Systems LA Holding II B.V. (formerly known as DuPont Performance Coatings LA Holding II B.V.), Axalta Coating Systems Dutch Holding 1 B.V. (formerly known as Dutch Coatings Co. 2 B.V.), Axalta Coating Systems Dutch Holding 2 B.V. (formerly known as Dutch Coatings 3 Co. B.V.), Axalta Coating Systems Asia Holding B.V. (formerly known as DuPont Performance Coatings Asia Holding B.V.), Axalta Coating Systems Benelux B.V. and Metalak B.V. as pledgors and Barclays Bank PLC as pledgee;

12.	Notification of intercompany debtors / account banks in accordance with the Dutch security documents listed herein;

13.	Registration of security and security documents with the Dutch tax authorities in accordance with the Dutch security documents listed herein; and

14.	Updating of shareholders register of companies of which shares are pledged in accordance with Dutch security documents listed above.

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Fifth Amendment, dated as of June 1, 2017 (the “Fifth Amendment”), to the Credit Agreement (as defined in the Fifth Amendment), by and among AXALTA COATING SYSTEMS DUTCH HOLDING B B.V. (f/k/a Flash Dutch 2 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55948308 (the “Dutch Borrower”), and AXALTA COATING SYSTEMS U.S. HOLDINGS, INC. (f/k/a U.S. Coatings Acquisition Inc.), a corporation organized under the laws of Delaware (the “U.S. Borrower” and together with the Dutch Borrower, collectively, the “Borrowers”), AXALTA COATING SYSTEMS U.S., INC. (f/k/a Coatings Co. U.S. Inc.), a corporation organized under the laws of Delaware (“U.S. Holdings”), AXALTA COATING SYSTEMS DUTCH HOLDING A B.V. (f/k/a Flash Dutch 1 B.V.), a private limited liability company (besloten vennootschap met beperkte aansprakelijkheid) organized and established under the laws of the Netherlands, having its corporate seat in Amsterdam, the Netherlands, registered with the Trade Register of the Netherlands under number 55947107 (“Holdings”) and BARCLAYS BANK PLC, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), and as lender. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or Fifth Amendment, as applicable.

2. Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the Fifth Amendment. Each of the parties hereto acknowledges the terms of the Fifth Amendment and hereby agrees and/or confirm for the benefit of the Secured Parties, with respect to each Loan Document to which it is a party, after giving effect to the Fifth Amendment:

(a) all of its obligations, liabilities and indebtedness under each such Loan Document, including guarantee and indemnity obligations and any new obligations, liabilities and indebtedness arising as a result of the Fifth Amendment, shall remain in full force and effect on a continuous basis;

(b) all of its guarantee obligations, subject to any limitations set forth in the Subsidiary Guaranty applicable to such Subsidiary Guarantor, and all of its indemnity obligations contained in each Loan Document extend to any new obligations assumed by it under the Loan Documents as a result of the Fifth Amendment (including, but not limited to, under the amended Credit Agreement); and

(c) all of the Liens and security interests created and arising under each such Loan Document are hereby expressly confirmed and remain in full force and effect on a continuous basis, and the perfected status and priority to the extent provided for in Section 5.18 of the Credit Agreement of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents and such other liabilities and obligations expressed or purported to be secured pursuant to such Loan Document to the extent provided in such Loan Documents.

3. This Acknowledgment and Confirmation has been duly authorized, executed and delivered by it and this Acknowledgment and Confirmation constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4. This Acknowledgment and Confirmation shall not constitute a novation of any Loan Document.

5. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF, BUT INCLUDING SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW. IN ADDITION, THE PROVISIONS OF SECTIONS 10.15(b), 10.15(c) AND 10.16 OF THE CREDIT AGREEMENT SHALL BE DEEMED TO BE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

6. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the date first above written.

BORROWERS:

AXALTA COATING SYSTEMS DUTCH HOLDING B B.V., as Dutch Borrower

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S. HOLDINGS, INC., as U.S. Borrower

By:
Name:
Title:

HOLDINGS:

AXALTA COATING SYSTEMS DUTCH HOLDING A B.V., as Holdings

By:
Name:
Title:

By:
Name:
Title:

AXALTA COATING SYSTEMS U.S., INC., as U.S. Holdings

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

SUBSIDIARY GUARANTORS:

AXALTA COATING SYSTEMS ASIA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Signed by Axalta Coating Systems Australia Pty Ltd by

sign here ▶		sign here ▶

	Director/Company Secretary		Director

print name		print name

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS BENELUX BV

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GERMANY BETEILIGUNGS GMBH

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Brasil Ltda

By:
Name:
Title:

By:
Name:
Title:

Witnesses:

1.	2.

Name:	Name:
ID:	ID:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Canada Company

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DEUTSCHLAND HOLDING GMBH & CO. KG

represented by its general partner

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

which in turn is represented

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 1 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS DUTCH HOLDING 2 B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS EMEA HOLDING B.V.

By:
Name:
Title:

By:
Name:
Title:

Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Finance 1 S.à r.l. Société à responsabilité limitée Registered office: 10A, rue Henri M. Schnadt L-2530 Luxembourg, Grand Duchy of Luxembourg RCS Number: B 173442

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Finance 2 S.à r.l. Société à responsabilité limitée Registered office: 10A, rue Henri M. Schnadt L-2530 Luxembourg, Grand Duchy of Luxembourg RCS Number: B 174719

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Finance 3 S.à r.l. Société à responsabilité limitée Registered office: 10A, rue Henri M. Schnadt L-2530 Luxembourg, Grand Duchy of Luxembourg RCS Number: B 192339

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems France Holding SAS

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS GERMANY GMBH & CO. KG

represented by its general partner

AXALTA COATING SYSTEMS DEUTSCHLAND HOLDING GMBH & CO. KG

which in turn is represented by its general partner

AXALTA COATINGS SYSTEMS VERWALTUNGS GMBH

which in turn is represented

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS, LLC

AXALTA COATING SYSTEMS IP CO. LLC

COATINGS FOREIGN IP CO. LLC

CHEMSPEC USA, LLC

AXALTA POWDER COATING SYSTEMS USA, LLC

AXALTA COATING SYSTEMS USA HOLDINGS, INC.

CENTURY INDUSTRIAL COATINGS, INC.

AXALTA COATING SYSTEMS U.S.A., LLC

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems GmbH

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems International Holding GmbH

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems International Sàrl

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Ireland Limited

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LA HOLDING II B.V.

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS LOGISTIK GERMANY GMBH & CO. KG

represented by its general partner

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

which in turn is represented

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Luxembourg Holding 2 S.à r.l.

Société à responsabilité limitée
Registered office: 10A, rue Henri M. Schnadt L-2530 Luxembourg, Grand Duchy of Luxembourg RCS Number: B 173385

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Luxembourg Holding S.à r.l.

Société à responsabilité limitée Registered office: 10A, rue Henri M. Schnadt L-2530 Luxembourg, Grand Duchy of Luxembourg RCS Number: B 171370

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Mexico, S. de R.L. de C.V.

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Limited Liability Company “Axalta Coating Systems Rus”

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Scandinavia Holding AB

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Servicios México, S. de R.L. de C.V.

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Singapore Holding Pte Ltd.

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Sweden AB

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Switzerland Sàrl

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

For and on behalf of Axalta Coating Systems UK Holding Limited

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

For and on behalf of Axalta Coating Systems UK Limited

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

For and on behalf of Axalta Coating Systems U.K. (2) Limited

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

AXALTA COATING SYSTEMS VERWALTUNGS GMBH

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Polymer Powders Switzerland Sàrl

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Powder Coating Systems Nordic AB

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

For and on behalf of Axalta Powder Coating Systems UK Limited

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

METALAK BV

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

SPIES HECKER GMBH

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

STANDOX GMBH

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Axalta Coating Systems Bermuda Finance Ltd.

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Signature Page to Acknowledgement and Confirmation of the Fifth Amendment to Axalta Credit Agreement

Peinture Antico Diffusion

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